Annual Shareholders Meeting May 13, 2010 Please turn off cell phones and other electronic devices Exhibit 99.1

Forward Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private
Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
› In 2008, the Emergency Economic Stabilization Act of 2008 became law, and in February 2009 the American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and there are a number of pending legislative, regulatory and tax proposals, all of which may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under TARP.
› Possible additional loan losses, impairment of goodwill and other intangibles and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions' business.
› Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk,  interest rate risk, market risk,  operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as droughts and hurricanes and the effects of the Gulf of Mexico oil spill.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Agenda › Economic Review and Forecast › Regulatory Reform › Business Results › Frequent Questions › Strategic Priorities Guiding Focus and Results

Improving Economic Backdrop
GDP 0.1% 2.8% 3.2%
Unemployment 9.3% 9.7% 9.1%
Home Price Index (4.7%)    (1.3%)    0.7%
Fed Funds 0.2% 0.3% 1.1%
10yr Treasury 3.2% 4.0% 4.5%
2009
2010 (1)
2011 (1)
(1) Blue Chip forecast

Regions
is
Lending
›
$65 billion dollars in new and renewed lending
during 2009
›
Consumers - 122,034 home loans and other lending
totaling $12.5 billion
›
Businesses - 44,605 commitments totaling $6.9
billion to Small Businesses and $45.6 billion to Other
Commercial Customers
›
Small Business Administration ranked Regions #3
in the U.S. in small business lending

Customer Assistance Program › Helping Customers is Good Business › Restructured $2.0B Consumer loans › Helped 27,000 Families › Low Recidivism Rate › Foreclosure Rate Less than Half National Average

Regulatory Reform
›
Proposal to significantly impact financial
industry for decades
›
Regions supports financial reform that will
strengthen the financial system
›
We are working with Washington to ensure the
final bill allows Regions to offer the products
and services customers value

Consumer Services – Core Franchise is Strong
›
Every Business Day, Regions Processes:
›
650,000 Branch Transactions
›
293,000 ATM Transactions
›
2.6 Million Debit Card Transactions
›
During 2009, Regions:
›
Opened Over 1 Million New Checking Accounts
›
Grew Interest Free Deposits by Over 25%
›
Increased Online Banking Customers by 25%
›
Achieved Top 10% for Customer Loyalty
›
Top 20% for Branch Customer Service
›
Loans Outstanding = $33.9 billion

Business Services Revenue is Well-Diversified
and Positioned for Growth
Commercial &
Industrial
Commercial Real Estate
Business Banking
Community Banking
Private Banking
Specialized Groups
›Business Capital (ABL)
›Healthcare
›Transportation
›Public, Institutional,
Non-profit
›Restaurant &
Beverage
Loans Outstanding = $54.3 billion

Morgan Keegan
›
Outstanding Diversified Franchise Operating in an Attractive Region
›
321 Offices in 16 States
›
4,201 Associates, including 1,249 Financial Advisors
›
$149 Billion in Assets Under Management
›
During 2009, Morgan Keegan achieved:
›
Ninth Consecutive Year of Increased Operating Revenues
›
Top 10 Underwriter of Municipal Securities Nationally
›
Number 1 Ranked Focus List Performance
›
Looking Ahead, Morgan Keegan Will:
›
Leverage Private Client Group Financial Advisors through Regions’
Extensive Retail Branch Network
›
Continue to Focus on RMK Timberland and Regions Corporate Trust
›
Expand an Already Formidable Investment Banking Division

Frequent Questions › Stock Performance › Returning to Profitability › Capital Strength and Plans › TARP Repayment

Strategic Priorities Guiding Focus and Results › Keep Focused on the Customer › Protect Our Future › Restore Financial Performance › Execute with Excellence